                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 23, 1998


                                  REGENCY BANCORP
               (Exact name of registrant as specified in its charter)


         California                000-23815                  77-0378956
      (State or other       (Commission File Number)        (IRS Employer
      jurisdiction of                                    Identification No.)
       incorporation)



7060 N. Fresno, Fresno, California                                 93720
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                   Not Applicable
           (Former name or former address, if changed since last report).


                                                              Page 1 of 6 pages


                                                 The Exhibit Index is on Page 4.


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Item 5.             OTHER EVENTS.

                    The Registrant issued a press release dated September
                    23, 1998 announcing its intention to repurchase stock and the completion of real estate investment divestiture.
                    The foregoing is qualified by reference to the press release attached as exhibit 99.1

Item 7.             FINANCIAL STATEMENTS AND EXHIBITS.

               (a)  FINANCIAL STATEMENTS.

                    Not Applicable.

               (b)  PRO FORMA FINANCIAL INFORMATION.

                    Not Applicable.

               (c)  EXHIBITS.

                    (99.1) Press Release dated September 23, 1998



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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REGENCY BANCORP



                                            /s/ Steven R. Canfield
Date: September 23, 1998                    --------------------------------
                                            Steven R. Canfield
                                            EVP & CFO



                                       3

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                                   EXHIBIT INDEX


                                                                   Sequential
                                                                   ----------
  Exhibit No.                    Description                        Page No.
  -----------                    -----------                       ---------
     99.1      Press Release dated September 23, 1998                5 - 6




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